Exhibit 99.1
OXFORD INDUSTRIES Boston October 21, 2009

Cautionary Statements Regarding Forward-Looking Statements Various statements in this presentation, in future filings by us with the Securities and Exchange Commission and in oral statements made by or with the approval of our management include forward-looking statements about future events. Generally, the words "believe," "expect," "intend," "estimate," "anticipate," "project," "will" and similar expressions identify forward-looking statements, which generally are not historical in nature. We intend for all forward-looking statements contained herein or on our website, and all subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf, to be covered by the safe harbor provisions for forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). Important assumptions relating to these forward-looking statements include, among others, assumptions regarding the impact on consumer demand and spending of recent and future economic conditions, demand for our products, timing of shipments requested by our wholesale customers, expected pricing levels, competitive conditions, the timing and cost of planned capital expenditures, costs of products and raw materials we purchase, access to capital and/or credit markets, particularly in light of recent conditions in those markets, expected outcomes of pending or potential litigation and regulatory actions and disciplined execution by key management. Forward- looking statements reflect our current expectations, based on currently available information, and are not guarantees of performance. Although we believe that the expectations reflected in such forward-looking statements are reasonable, these expectations could prove inaccurate as such statements involve risks and uncertainties, many of which are beyond our ability to control or predict. Should one or more of these risks or uncertainties, or other risks or uncertainties not currently known to us or that we currently deem to be immaterial, materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. You are encouraged to review the information in our Form 10-Q for the quarterly period ended August 1, 2009 under the heading "Risk Factors" (and those described from time to time in our future reports filed with the Securities and Exchange Commission), which contains additional important factors that may cause our actual results to differ materially from those projected in any forward- looking statements. We disclaim any intention, obligation or duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures Reconciliations of non-GAAP financial measures (and ratios) included in this presentation to the most directly comparable GAAP measures (and ratios) are set forth in the appendices.

Introductions Thomas C. Chubb III President K. Scott Grassmyer Senior Vice President and Chief Financial Officer Anne M. Shoemaker Vice President - Capital Markets and Treasurer

Oxford's Strategic Objective: To be one of the world's leading diversified purveyors of strong lifestyle brands.

Oxford's Diversified Sales Portfolio Twelve months ended August 1, 2009 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9

The Tommy Bahama(r) Lifestyle Brand Twelve months ended August 1, 2009 Operating Performance: Net Sales $373.3 million Operating Income (adjusted) $37.1 million Operating Margin (adjusted) 9.9% Direct to Consumer businesses were 59% of Tommy Bahama's net sales Company-owned retail locations at August 1, 2009 59 full price stores 12 retail-restaurant "islands" 13 outlets E-commerce website since October 2007 Wholesale sales were 41% of Tommy Bahama's net sales Macy's - 13% of Tommy Bahama's net sales Nordstrom - 10% of Tommy Bahama's net sales Licensing Revenue of $7.1 million

Tommy Bahama: Portfolio of Licensees Twelve months ended August 1, 2009 Third party license arrangements included: 11 licensed retail locations outside the U.S. Indoor and outdoor furniture Fragrances Watches Rum Eyewear Table top accessories Rugs, wallcoverings and ceiling fans Bedding and bath linens Luggage Shampoo, soap and bath amenities

The Ben Sherman(r) Lifestyle Brand Twelve months ended August 1, 2009 Operating Performance Net Sales $112.3 million Operating Loss (adjusted) ($5.9 million) Global Sales Distribution: 53% of Net Sales in the U.K. 24% of Net Sales in the U.S. 23% of Net Sales in the rest of the world Wholesale sales were 80% of Ben Sherman's net sales: Debenhams - 14% of Ben Sherman's net sales Distributors in Australia, Asia, South Africa and Europe Owned Full-Price Retail Stores: United Kingdom 5 United States 4 Germany 2

Ben Sherman: Portfolio of Licensees Twelve months ended August 1, 2009 Third party license arrangements included: 20 licensed retail locations throughout the world Watches and jewelry Eyewear Fragrances and toiletries Neckwear and pocket squares Belts Suits and dress shirts Hats, caps, scarves and gloves Gift products Underwear, socks and sleepwear Accessories and small leather goods Backpacks and travel bags

Lanier Clothes Twelve months ended August 1, 2009 Operating Performance: Net Sales $125.4 million Operating Income (adjusted) $9.1 million Operating Margin (adjusted) 7.3% Private label tailored clothing represented 53% of Lanier Clothes' net sales. Significant private label brands: Stafford (JC Penney) Alfani (Macy's) Tasso Elba (Macy's) Lands' End (Sears) Third party licensed and owned brands represented 47% of Lanier Clothes' net sales. Significant licensed brands: Kenneth Cole Dockers Geoffrey Beene Owned brands: Arnold Brant(r) Billy London(r)

Oxford Apparel Twelve months ended August 1, 2009 Operating Performance: Net Sales $243.1 million Operating Income (adjusted) $19.3 million Operating Margin (adjusted ) 7.9% Private label product sales represented 62% of Oxford Apparel's net sales. Significant private label brands: Lands' End, Covington (Sears) Pronto Uomo, Joseph & Feiss (Men's Wearhouse) Merona, Cherokee (Target) Kirkland (Costco) Third party licensed brands include: Dockers United States Polo Association Brands we own include: Oxford Golf(r) Ely(r) Hathaway(r) (2/3 interest) Major customers: Sears, including Lands' End (25% of net sales) Costco (18% of net sales) Target (12% of net sales) Men's Wearhouse (10% of net sales)

Consolidated Results (Adjusted) for Twelve Months Ended August 1, 2009 and August 2, 2008 Net Sales of $853.7 million compared to $1,051.7 million in the prior 12 month period Consolidated adjusted gross margins of 41.0%, flat with the prior 12 month period Adjusted SG&A of $316.0 million, a 14.7% decrease from the prior twelve month period Adjusted Royalties and other operating income of $14.1 million compared to $18.6 million in the prior 12 month period Adjusted EPS of $1.24 compared to $2.13 in the prior twelve month period Adjusted Interest expense of $19.5 million compared to $24.2 million in the prior twelve month period Cash flow from operations of $63.3 million compared to $84.6 million in the prior twelve month period

Fiscal 2009 Maintaining the integrity and market position of our brands and strengthening our balance sheet. Maintaining gross margins while simultaneously reducing inventories and debt levels, and cutting costs and reducing capital expenditures. Total inventories at the close of the second quarter of fiscal 2009 were $97.4 million, down 25% over last year. These reductions mitigate inventory markdown risk and promotional pressure for our operating groups. Liquidity remained strong with $97.3 million of availability under our U.S. revolving credit facility at the end of the second quarter of fiscal 2009. Bonds refinanced in the second quarter of fiscal 2009 with a private offering of $150 million aggregate principal amount of 11 3/8% Senior Secured Notes due 2015. Total debt at August 1, 2009 was $180.8 million, down $40.9 million from last year. No material debt maturities until 2013. Due to cost-cutting actions taken, SG&A is expected to be reduced by more than $50 million in fiscal 2009. We reduced our quarterly dividend from $0.18 per share to $0.09 per share for the first quarter of fiscal 2009 and maintained that level for the second quarter of fiscal 2009. We have moderated store roll out plans. Capital expenditures for fiscal 2009 are planned to be approximately $10 million compared to $20.7 million in fiscal 2008. Our plans incorporate a prudent and cautious view of fiscal 2009. Our focus and actions include: As we continue through fiscal 2009, we are beginning to identify pockets of strength in the performance of certain Tommy Bahama and Ben Sherman retail locations.

Appendix A

Appendix B

Oxford Industries, Inc. Oxford Industries, Inc.